SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 26, 2007

Bryn Mawr Bank Corporation

(Exact Name of Registrant as specified in its charter)

Pennsylvania	0-15261	23-2434506
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lancaster Avenue, Bryn Mawr, PA 19010

Registrant’s telephone number, including area code: 610-525-1700

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.02.	Disclosure of Results of Operations and Financial Condition.

On July 26, 2007, Bryn Mawr Bank Corporation (the “Corporation”), the parent of The Bryn Mawr Trust Company (the “Bank”) issued a Press Release announcing the results of operations for the quarter and six months ending June 30, 2007. The Press Release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished to the SEC and shall not be deemed to be “filed” for any purpose.

Item 7.01.	Regulation FD Disclosure.

The response to Item 2.02 is incorporated by reference into this Item 7.01.

Item 9.01.	Financial Statements and Exhibits

(d)99.1 Press Release announcing the results of operations for the quarter and six months ending June 30, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRYN MAWR BANK CORPORATION

By:	/s/ Frederick C. Peters II
Frederick C. Peters II, President and Chief Executive Officer

Date: July 26, 2007

EXHIBIT INDEX

Exhibit 99.1 Press Release dated July 26, 2007

2